SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2004

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in Charter)

Delaware	1-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Power Point presentation of Rewards Network Inc. dated August 2004

ITEM 9.	REGULATION FD DISCLOSURE.

The information contained herein, including the Exhibit attached hereto, is being furnished pursuant to Item 9 of Form 8-K, Regulation FD Disclosure. Rewards Network Inc.’s management prepared the Power Point presentation attached as Exhibit 99.1 for general use in addressing investors, potential investors and/or analysts from time to time.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information shall not be deemed incorporated by reference into any filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as otherwise specifically stated in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/s/ Kenneth R. Posner
Kenneth R. Posner Senior Vice President, Finance and Administration, and Chief Financial Officer

Dated: August 5, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Power Point presentation of Rewards Network Inc. dated August 2004